UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2025

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously announced, the stockholders of RYVYL Inc., a Nevada corporation (the “Company”), approved the proposed merger with RTB Digital, Inc. (“RTB”), at a special meeting of stockholders held on April 1, 2026.  Upon the closure of the merger, the post-merger company will have more than $20 Million in shareholder equity resulting from RTB’s additive stockholders’ equity. Therefore, the Company will be in compliance with the minimum stockholders’ equity requirement for continued listing and for its Common Stock to continue to trade on the Nasdaq Capital Market.

As the Company awaits NASDAQ’s approval of the continued listing, which is the final condition to closing the merger, the Company will remain out of shareholders’ equity compliance, while the Company waits for RTB’s merged shareholder equity contribution. In the meantime, Nasdaq will continue to give notice of technical non-compliance, until the merger.

On April 23, 2026, the Company received written notice (“Notice”) regarding non-compliance of the minimum stockholders’ equity requirement of $2.5 Million for continued listing on Nasdaq Capital Market under Rule 5550(b)(1) (the “Equity Rule”). The Notice provides that unless the Company requests an appeal of the determination to the Nasdaq Hearings Panel (the “Panel”) by April 30, 2026, the Common Stock will be delisted from the Nasdaq Capital Market at the opening of business on May 4, 2026. The Company has filed its request for an appeal hearing as of April 29, 2026.

The Company and RTB expect that upon the merger the combined companies will be fully compliant with all the Nasdaq listing criteria.  The Company believes the merger will be completed prior to the appeal hearing, and therefore the Company’s non-compliance will be fully remedied.  The Company’s “appeal” stays the suspension of the Common Stock from trading pending the Panel’s decision. The Company will timely submit the plan to regain compliance to the Panel, which is simply, completing the merger.

Forward-Looking Statements

Forward-Looking Statements

This Form 8-K and Press Release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words, including statements regarding the Company’s ability to regain compliance with the Nasdaq continued listing standards. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and the Company’s actual results may differ materially from those anticipated in these forward-looking statements. Such forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed in or implied by these statements.

By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Form 8-K, including statements regarding the Company’s ability to regain compliance with the Nasdaq continued listing standards, consummating the acquisition of RTB Digital, Inc., being able to integrate the acquired business and continue to operate the acquired business in a successful manner, and other important factors that could cause actual results to differ materially from those projected and those discussed under risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other filings filed with the SEC (including its Current Reports on Form 8-K and Quarterly Reports on Form 10-Q). Forward-looking statements speak only as of the date they are made. The Company does not assume any obligation to update forward-looking statements as circumstances change. The Company gives no assurance that it will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2026	RYVYL Inc.

	By:	/s/ George Oliva
		Name:	George Oliva
		Title:	Interim Chief Executive Officer and Chief Financial Officer

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